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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

     The undersigned, the Reporting Persons named in this Schedule 13D (the "Schedule 13D"), hereby agree that the Schedule 13D is filed on behalf of each of them and that each Reporting Person is responsible for the timely filing of any amendments to the Schedule 13D. Each Reporting Person further agrees that each of them is responsible for the completeness and accuracy of the information concerning such Reporting Person, respectively, contained in the Schedule 13D and that each of them is not responsible for the completeness or accuracy of the information concerning the other Reporting Persons.

     IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 23rd day of October, 2006.

                                        HENRY PARTNERS, L.P., by its General
                                        Partner, HENRY INVESTMENT TRUST, L.P.,
                                        by its General Partner, CANINE PARTNERS,
                                        LLC


                                        By: /s/ David W. Wright
                                            ------------------------------------
                                            David W. Wright,
                                            President


                                        MATTHEW PARTNERS, L.P., by its General
                                        Partner, HENRY INVESTMENT TRUST, L.P.,
                                        by its General Partner, CANINE PARTNERS,
                                        LLC


                                        By: /s/ David W. Wright
                                            ------------------------------------
                                            David W. Wright,
                                            President


                                        HENRY INVESTMENT TRUST, L.P., by its
                                        General Partner, CANINE PARTNERS, LLC


                                        By: /s/ David W. Wright
                                            ------------------------------------
                                            David W. Wright,
                                            President


                                        /s/ David W. Wright
                                        ----------------------------------------
                                        David W. Wright